UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5678

Smith Barney Principal Return Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30
Date of reporting period: November 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
PRINCIPAL
RETURN FUND
SECURITY AND GROWTH FUND

CLASSIC SERIES | ANNUAL REPORT | NOVEMBER 30, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The stock market rallied at the start of the past 12-month period, then slid into a fairly limited trading range for most of the year only to rally again sharply after the presidential election in November. Most major equity market indexes reported double-digit gains for the period, however, in many cases, the bulk of those gains was achieved in the month of November.

Record-high energy prices, rising interest rates, mixed economic indicators, a growing trade deficit, uncertainty over the domestic employment situation and the outcome of the presidential election, and the situation in Iraq all pressured the market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the U.S. market as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)[i] continued to incrementally raise the federal funds rate.ii

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

1 Security and Growth Fund | 2004 Annual Report

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 20, 2005

2 Security and Growth Fund | 2004 Annual Report

MANAGER OVERVIEW

Performance Review

For the 12 months ended November 30, 2004, shares of the Smith Barney Principal Return Fund: Security and Growth Fund, excluding sales charges, returned 10.07%. These shares outperformed the fund’s unmanaged benchmark, the Lehman Brothers Intermediate Term Government Bond Index,iii which returned 2.57% for the same period. In addition, these shares underperformed the fund’s other unmanaged benchmark, the Russell 2000 Index,iv which returned 17.26% for the same period. They outperformed the Lipper balanced target maturity funds category average[1], which was 2.66%.

PERFORMANCE SNAPSHOT AS OF NOVEMBER 30, 2004 (excluding sales charges) (unaudited)

	6 Months	12 Months
Security and Growth Fund	6.41%	10.07%
Lehman Brothers Intermediate Term Government Bond Index	2.19%	2.57%
Russell 2000 Index	12.18%	17.26%
Lipper Balanced Target Maturity Funds Category Average	2.06%	2.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 78 funds for the six-month period and among the 75 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the
12-month period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 75 funds in the fund’s Lipper category, and excluding sales charges.
3 Security and Growth Fund | 2004 Annual Report

Investment Approach

Our investment strategy for the equity portion of the fund is designed to find attractive stocks in small, medium and large capitalization issues. Although we can and do hold larger, well-known names, the primary focus for the equity portion of the fund is smaller, more aggressive stocks. The fund invests sufficient amounts in U.S. Treasury securities to provide a return of the shareholder’s original investment (including sales charges) by the fund’s maturity date at August 31, 2005. The remaining assets of the fund are invested to seek long-term appreciation of capital. When we feel market conditions incorporate fewer opportunities and greater risk, we will hold meaningful cash positions in addition to the bonds mentioned above.

In the last year we have maintained an overweight position in basic materials companies. We thought conditions were good for these companies to do much better after twenty years of underperforming the market. Demand from China for natural resources of all types has benefited some of our holdings. China is relatively resource poor and many basic materials companies may continue to benefit from growth in its economy. During fiscal 2004 the basic materials sector was, far and away, the largest contributor to positive results for the fund.

Ironically, technology was the second most important sector. Technology stocks generally had a rough time in 2004 and many stocks declined 25-40% during the year. Nevertheless, we were able to make selections within this sector of the market that added materially to fund performance.

Contributors and Detractors to Performance Within The Fund

During fiscal 2004, the five largest contributors to performance (percentage contributed to the portfolio’s total return for the period) were Allegheny Technologies, Inc., a diversified producer of specialty materials (3.00%), Carnival Corp., a global cruise and vacation company (1.18%), The Williams Cos., Inc., a natural gas company (1.00%), IKON Office Solutions Inc., a company that integrates imaging systems and services (0.87%) and RTI International Metals, Inc., a manufacturer of titanium mill products and fabricated metal parts (0.85%). Other important contributors during the year were Motorola, Inc. (0.77%), MarketWatch Inc. (0.62%), United American Healthcare Corp. (0.55%), United States Steel Corp. (0.47%) and Lucent Technologies Inc. (0.45%). Shares of IKON Office Solutions Inc., MarketWatch Inc. and United States Steel Corp. are no longer held in the portfolio.

4 Security and Growth Fund | 2004 Annual Report

The largest detractors from performance (percentage detracted from the portfolio’s total return for the period) were Micromuse Inc., software product provider (-0.64%), Aphton Corp., a biopharmaceutical company (-0.45%), Unisys Corp., a worldwide information technology (IT) services and solutions company (-0.40%), International Microcomputer Software, Inc., a company that develops and publishes software (-0.37%) and Newmont Mining Corp., a worldwide gold production company (-0.35%). Shares of Micromuse Inc., Aphton Corp., Unisys Corp., and Newmont Mining Corp. are no longer held in the portfolio.

Thank you for your investment in the Smith Barney Principal Return Fund: Security and Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

John G. Goode
Vice President and Investment Officer

December 17, 2004

5 Security and Growth Fund | 2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2004 and are subject to change and may not be representative of the fund’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: United States Treasury Strip (38.4%), Bank of America Securities, Repurchase Agreement (9.1%), Solectron Corp. (3.0%), Todco (2.4%), Motorola, Inc. (2.3%), Radian Group Inc. (2.2%), Time Warner Inc. (2.1%), The Williams Cos. Inc. (2.0%), RTI International Metals, Inc. (2.0%), and NYFIX, Inc. (1.9%). Please refer to pages 12 through 14 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of November 30, 2004 were: U.S. Treasury Strips (38.4%); Information Technology (18.9%); Repurchase Agreement (9.1%); Consumer Discretionary (7.4%); and Materials (7.0%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

While the zero-coupon component of the fund is designed to return to shareholders their initial investment (including sales charges) at August 31, 2005, the (“Maturity Date”), the fund’s net asset value per share can fluctuate substantially prior to the Maturity Date. If you sell your shares prior to the Maturity Date, you may receive less than your initial investment in the fund. Due to the nature of the fund’s portfolio, the fund has risks associated with both equity and fixed-income investments. Investors could lose money in the fund or the fund’s performance could fall below other possible investments if:

•	The U.S. stock market declines
•	The market favors value or large-capitalization stocks over growth stocks or small-to-medium capitalization stocks
•	An adverse event, such as an unfavorable earnings report about a company in the fund’s portfolio, depresses the value of the company’s stock
•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular company’s stock proves to be incorrect

The fund’s zero-coupon securities are also susceptible to certain risks prior to maturity, including:

•	If interest rates go up, the market value of zero-coupon securities will go down
•	Volatile market prices when compared to securities that pay interest periodically
•	Greater sensitivity to changes in interest rates when compared to non-zero-coupon securities having similar maturities and yields

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities.
iv	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
6 Security and Growth Fund | 2004 Annual Report

Fund at a Glance (unaudited) Investment Breakdown
7 Security and Growth Fund | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2004 and held for the six months ended November 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Security and
Growth Fund	6.41%	$ 1,000.00	$ 1,064.10	0.96%	$ 4.95

(1)	For the six months ended November 30, 2004.
(2)
Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary waiver) are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.

8 Security and Growth Fund | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Security and
Growth Fund	5.00%	$ 1,000.00	$ 1,020.20	0.96%	$ 4.85

(1)	For the six months ended November 30, 2004.
(2)
Expenses (net of voluntary waiver) are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

9 Security and Growth Fund | 2004 Annual Report

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)	With Sales Charges(3)

Twelve Months Ended 11/30/04	10.07%	N/A

Five Years Ended 11/30/04	13.46	N/A

3/30/95* through 11/30/04	11.18	10.71%

Cumulative Total Returns(1)(unaudited)

Without Sales Charges(2)

3/30/95* through 11/30/04	178.74%

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(3)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum sales charge of 4.00%, which was applicable only during the initial offering period.

*	Commencement of operations.
10 Security and Growth Fund | 2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Security and Growth Fund vs. Russell 2000 Index and Lehman Brothers Intermediate Term Government Bond Index†

March 1995 — November 2004

†
Hypothetical illustration of $10,000 invested in shares of the Fund on March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2004. The Russell 2000 Index is a capitalization weighted total return index that is comprised of 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and agency securities. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

11 Security and Growth Fund | 2004 Annual Report

Schedule of Investments	November 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 52.6%
CONSUMER DISCRETIONARY — 7.4%
Hotels, Restaurants and Leisure — 1.6%
25,000	Carnival Corp.	$1,325,250

Leisure Equipment and Products — 1.9%
7,600	Callaway Golf Co.	89,376
80,000	Hasbro, Inc.	1,522,400

		1,611,776

Media — 3.9%
141,800	Liberty Media Corp., Class A Shares†	1,464,794
100,000	Time Warner Inc.†	1,771,000

		3,235,794

	TOTAL CONSUMER DISCRETIONARY	6,172,820

CONSUMER STAPLES — 1.0%
Food Products — 1.0%
45,100	Hain Celestial Group, Inc.†	876,293

ENERGY — 3.7%
Oil and Gas — 3.7%
12,200	Murphy Oil Corp.	1,040,782
116,000	Todco, Class A Shares†	2,031,160

		3,071,942

FINANCIALS — 5.5%
Banks — 1.4%
120,000	Mitsubishi Tokyo Financial Group, Inc., Sponsored ADR*	1,137,600

Insurance — 4.1%
9,000	Ambac Financial Group, Inc.	731,970
70,700	CNA Surety Corp.†	923,342
35,000	Radian Group Inc.	1,793,750

		3,449,062

	TOTAL FINANCIALS	4,586,662

HEALTHCARE — 4.1%
Biotechnology — 1.6%
57,120	Enzo Biochem, Inc.†*	1,099,560
50,000	Neurobiological Technologies, Inc.†*	214,450

		1,314,010

Healthcare Providers and Services — 1.5%
208,000	United American Healthcare Corp.†	1,279,200

Pharmaceuticals — 1.0%
89,700	Bentley Pharmaceuticals, Inc.†*	791,154

	TOTAL HEALTHCARE	3,384,364

See Notes to Financial Statements. 12 Security and Growth Fund | 2004 Annual Report

Schedule of Investments (continued)	November 30, 2004

SHARES	SECURITY	VALUE

INDUSTRIALS — 3.0%
Construction and Engineering — 0.7%
14,500	Chicago Bridge & Iron Co. N.V., NY Shares	$561,150

Machinery — 2.3%
15,300	Caterpillar Inc.	1,400,715
189,000	Flow International Corp.†	523,530

		1,924,245

	TOTAL INDUSTRIALS	2,485,395

INFORMATION TECHNOLOGY — 18.9%
Communications Equipment — 5.9%
378,800	Lucent Technologies Inc.†*	1,488,684
100,000	Motorola, Inc.	1,926,000
90,000	Nokia Oyj, Sponsored ADR	1,455,300

		4,869,984

Electronic Equipment and Instruments — 7.5%
47,300	Agilent Technologies, Inc.†	1,082,697
85,100	Maxwell Technologies, Inc.†*	913,974
250,000	NYFIX, Inc.†*	1,597,500
4,500	PerkinElmer, Inc.	95,985
400,000	Solectron Corp.†	2,500,000
2,900	Thermo Electron Corp.†	87,725

		6,277,881

Internet Software and Services — 1.3%
176,400	RealNetworks, Inc.†*	1,111,320

IT Consulting and Services — 1.0%
31,800	SunGard Data Systems Inc.†	843,018

Semiconductor Equipment and Products — 0.3%
1,000	Samsung Electronics Co., Ltd.‡	205,000

Software — 2.9%
200,000	Actuate Corp.†	474,000
700,000	International Microcomputer Software, Inc.†	721,000
44,900	Microsoft Corp.	1,203,769

		2,398,769

	TOTAL INFORMATION TECHNOLOGY	15,705,972

MATERIALS — 7.0%
Chemicals — 1.8%
50,000	Engelhard Corp.	1,494,500

See Notes to Financial Statements. 13 Security and Growth Fund | 2004 Annual Report

Schedule of Investments (continued)	November 30, 2004

SHARES	SECURITY	VALUE

Metals and Mining — 3.9%
65,000	Allegheny Technologies, Inc.	$1,430,000
75,400	RTI International Metals, Inc.†	1,624,870
45,000	WGI Heavy Minerals, Inc.†	185,247

		3,240,117

Paper and Forest Products — 1.3%
30,000	Georgia-Pacific Corp.	1,098,300

	TOTAL MATERIALS	5,832,917

UTILITIES — 2.0%
Multi-Utilities — 2.0%
100,000	The Williams Cos., Inc.	1,667,000

	TOTAL COMMON STOCK
	(Cost — $32,474,754)	43,783,365

FACE AMOUNT	SECURITY	VALUE

U.S. TREASURY STRIP — 38.4%
$32,500,000	United States Treasury Strip, due 8/31/05
	(Cost — $30,885,999)	31,966,448

REPURCHASE AGREEMENT — 9.1%
7,589,000	Bank of America Securities LLC dated 11/30/04, 2.070%
	due 12/1/04; Proceeds at maturity — $7,589,436;
	(Fully collateralized by various U.S. Government Agency
	Obligations, 0.000% to 6.000% due 1/21/05 to 1/15/13;
	Market value — $7,740,781) (Cost — $7,589,000)	7,589,000

	TOTAL INVESTMENTS — 100.1%
	(Cost — $70,949,753**)	83,338,813
	Liabilities in Excess of Other Assets — (0.1%)	(85,165)

	TOTAL NET ASSETS — 100.0%	$83,253,648

LOANED SECURITIES COLLATERAL
$6,634,422	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $6,634,422)
		$6,634,422

†	Non-income producing security.
‡
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

*	All or a portion of this security is on loan (See Notes 1 and 3).
**	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR — American Depositary Receipt.
See Notes to Financial Statements. 14 Security and Growth Fund | 2004 Annual Report

Statement of Assets and Liabilities	November 30, 2004

ASSETS:
Investments, at value (Cost — $70,949,753)	$83,338,813
Loaned securities collateral, at value (Cost — $6,634,422) (Notes 1 and 3)	6,634,422
Cash	884
Dividends and interest receivable	147,876
Prepaid expenses	200

Total Assets	90,122,195

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	6,634,422
Payable for securities purchased	123,275
Management fee payable	33,601
Payable for Fund shares reacquired	15,016
Service plan fees payable	6,798
Accrued expenses	55,435

Total Liabilities	6,868,547

Total Net Assets	$83,253,648

NET ASSETS:
Par value of shares of beneficial interest
($0.001 par value, unlimited shares authorized)	$7,605
Capital paid in excess of par value	62,821,900
Undistributed net investment income	1,860,607
Accumulated net realized gain from investment transactions	6,174,476
Net unrealized appreciation of investments	12,389,060

Total Net Assets	$83,253,648

Shares Outstanding	7,604,648

Net Asset Value	$10.95

See Notes to Financial Statements. 15 Security and Growth Fund | 2004 Annual Report

Statement of Operations	For the Year Ended November 30, 2004

INVESTMENT INCOME:
Interest (Notes 1 and 3)	$2,293,595
Dividends	418,888
Less: Foreign withholding tax	(5,487)

Total Investment Income	2,706,996

EXPENSES:
Management fee (Note 2)	420,804
Service plan fees (Note 2)	210,402
Transfer agency services (Note 2)	109,602
Audit and legal	63,508
Shareholder communications	29,420
Trustees’ fees	20,680
Custody	14,478
Other	8,616

Total Expenses	877,510
Less: Management fee waiver (Notes 2 and 6)	(37,087)

Net Expenses	840,423

Net Investment Income	1,866,573

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(NOTES 1 AND 3):
Net realized gain from investment transactions	8,179,095
Net change in unrealized appreciation/depreciation of investments	(1,993,755)

Net Gain on Investments	6,185,340

Increase in Net Assets From Operations	$8,051,913

See Notes to Financial Statements. 16 Security and Growth Fund | 2004 Annual Report

Statements of Changes in Net Assets

For the Years Ended November 30,
	2004	2003

OPERATIONS:
Net investment income	$1,866,573	$1,965,601
Net realized gain	8,179,095	6,111,500
Net change in unrealized appreciation/depreciation	(1,993,755)	9,019,329

Increase in Net Assets From Operations	8,051,913	17,096,430

DIVIDENDS TO SHAREHOLDERS FROM
(NOTE 1):
Net investment income	(1,825,257)	(2,355,679)

Decrease in Net Assets From
Dividends to Shareholders	(1,825,257)	(2,355,679)

FUND SHARE TRANSACTIONS (NOTE 4):
Net asset value of shares issued
for reinvestment of dividends	1,752,235	2,268,579
Cost of shares reacquired	(10,542,081)	(8,404,381)

Decrease in Net Assets From
Fund Share Transactions	(8,789,846)	(6,135,802)

Increase (Decrease) in Net Assets	(2,563,190)	8,604,949

NET ASSETS:
Beginning of year	85,816,838	77,211,889

End of year*	$83,253,648	$85,816,838

* Includes undistributed net investment income of:	$1,860,607	$1,819,291

See Notes to Financial Statements. 17 Security and Growth Fund | 2004 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended November 30:

	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$10.16		$8.46	$10.24	$9.92	$9.56

Income (Loss) From Operations:
Net investment income	0.25		0.23	0.24	0.27	0.30
Net realized and unrealized gain (loss)	0.76		1.73	(1.46)	0.68	3.85

Total Income (Loss) From Operations	1.01		1.96	(1.22)	0.95	4.15

Less Dividends and Distributions From:
Net investment income	(0.22)		(0.26)	(0.24)	(0.29)	(0.39)
Net realized gains	—		—	(0.32)	(0.34)	(3.40)

Total Dividends and Distributions	(0.22)		(0.26)	(0.56)	(0.63)	(3.79)

Net Asset Value, End of Year	$10.95		$10.16	$8.46	$10.24	$9.92

Total Return(1)	10.07%		24.06%	(12.59)%	9.60%	43.74%

Net Assets, End of Year (millions)	$83		$86	$77	$100	$102

Ratios to Average Net Assets:
Expenses	1.00	%(2)	1.00%	1.00%	0.97%	0.96%
Net investment income	2.22		2.54	2.53	2.49	2.91

Portfolio Turnover Rate	30%		34%	27%	54%	55%

(1)
Performance figures may reflect fee waivers and/or reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or reimbursements, the total return would be lower.

(2)	The investment manager waived a portion of its fees for the year ended November 30, 2004. If such fees were not waived, the expense ratio would have been 1.04%.
See Notes to Financial Statements. 18 Security and Growth Fund | 2004 Annual Report

Notes to Financial Statements

1.  Significant Accounting Policies

The Security and Growth Fund (“Fund”), a separate diversified investment fund of the Smith Barney Principal Return Fund (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

In accordance with its prospectus, the Fund will liquidate on August 31, 2005. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As U.S. generally accepted accounting principles (“GAAP”) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements have been prepared in conformity with GAAP for investment companies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with GAAP. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a)   Investment Valuation.  Securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the quoted bid and asked prices, securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

19 Security and Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

(b)   Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c)   Lending of Portfolio Securities.  The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund also maintains exposure for the risk of any loss in the investment securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d)   Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(e)   Dividends and Distributions to Shareholders.  Dividends from net investment income for the Fund, if any, are declared on an annual basis. Distributions of net realized gains to shareholders of the Fund, if any, are taxable and are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

20 Security and Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

(f)   Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g)   Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no reclassifications made during the current year.

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended November 30, 2004, SBFM waived a portion of its management fee in the amount of $37,087.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2004, the Fund paid transfer agent fees of $94,282 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

Pursuant to a Shareholder Service Plan, the Fund pays CGM a service fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

For the year ended November 30, 2004, CGM and its affiliates received brokerage commissions of $3,685.

21 Security and Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.   Investments

During the year ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,086,523

Sales	38,958,420

At November 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,495,573
Gross unrealized depreciation	(1,106,513)

Net unrealized appreciation	$12,389,060

At November 30, 2004, the Fund loaned securities having a market value of $6,361,676. The Fund received cash collateral amounting to $6,634,422, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

Income earned by the Fund from securities lending for the year ended November 30, 2004 was $13,360.

4.   Shares of Beneficial Interest

At November 30, 2004, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

	Year Ended November 30, 2004	Year Ended November 30, 2003

Shares issued on reinvestment	171,282	287,163
Shares reacquired	(1,013,018)	(963,827)

Net Decrease	(841,736)	(676,664)

22 Security and Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued) 5. Income Tax Information and Distributions to Shareholders The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2004	2003

Distributions paid from:
Ordinary income	$1,825,257	$2,355,679

Total Distributions Paid	$1,825,257	$2,355,679

As of November 30, 2004, the components of undistributed earnings and net accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$3,138,000
Undistributed long-term capital gains	5,031,850

Total Undistributed Earnings	8,169,850
Other book/tax temporary differences	(134,767	)*
Unrealized appreciation	12,389,060

Total Accumulated Earnings — Net	$20,424,143

*	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.

The Fund paid an ordinary income distribution of $3,137,891, $0.4154 per share, and a long-term capital gain distribution of $5,032,092, $0.6662 per share, to shareholders of record on December 13, 2004. These distributions will be reflected in the financial statements for the fiscal year ended November 30, 2005.

6.   Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

23 Security and Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

24 Security and Growth Fund | 2004 Annual Report

Notes to Financial Statements (continued)

7.   Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Fund’s contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

25 Security and Growth Fund | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Security and Growth Fund (“Fund”) of Smith Barney Principal Return Fund as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York January 21, 2005
26 Security and Growth Fund | 2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Security and Growth Fund (“Fund”) are managed under the direction of the Smith Barney Principal Return Fund (“Trust”) Board of Trustees. Information pertaining to the Trustees and certain officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested
Trustees:
Paul R. Ades	Trustee	Since	Law Firm of Paul R.	15	None
Paul R. Ades, PLLC		1988	Ades, PLLC; (April
181 West Main Street			2000 to present);
Suite C			Partner in Law Firm
DOB: 5/4/40			of Murov & Ades,
			Esq. (from November
			1970 to March 2000)

Dwight B. Crane	Trustee	Since	Professor, Harvard	49	None
Harvard Business School		1986	Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
DOB: 1/24/37

Frank G. Hubbard	Trustee	Since	President of Avatar	15	None
Avatar International, Inc.		1994	International, Inc.
87 Whittredge Road			(business development)
Summit, NJ 07901			(since 1998)
DOB: 9/18/37

Jerome H. Miller	Trustee	Since	Retired	15	None
c/o R. Jay Gerken		1995
Citigroup Asset
Management (“CAM”)
399 Park Avenue
4th Floor
New York, NY 10022
DOB: 4/5/51
27 Security and Growth Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ken Miller	Trustee	Since	President of Young	15	None
Young Stuff Apparel		1988	Stuff Apparel Group,
Group, Inc.			Inc. (since 1963)
930 Fifth Avenue
Suite 610
New York, NY 10021
DOB: 1/7/42

Interested Trustee:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	221	None
CAM	President	2002	Citigroup Global
399 Park Avenue	and Chief		Markets Inc. (“CGM”);
4th Floor	Executive		Chairman, President
New York, NY 10022	Officer		and Chief Executive
DOB: 4/5/51			Officer of Smith
			Barney Fund Management
			LLC (“SBFM”),
			Travelers Investment
			Adviser, Inc. (“TIA”)
			and Citi Fund
			Management, Inc.
			(“CFM”); President
			and Chief Executive
			Officer of certain
			mutual funds associated
			with Citigroup
			Inc. (“Citigroup”);
			Formerly, Portfolio
			Manager of Smith
			Barney Allocation
			Series Inc. (from 1996
			to 2001) and Smith
			Barney Growth and
			Income Fund (from
			1996 to 2000)
28 Security and Growth Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officer:
Andrew B. Shoup	Senior	Since	Director of CAM;	N/A	N/A
CAM	Vice	2003	Senior Vice President
125 Broad Street	President		and Chief Administra–
11th Floor	and Chief		tive Officer of mutual
New York, NY 10004	Admini-		funds associated with
DOB: 8/1/56	strative		Citigroup; Head of
	Officer		International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global
Funds Administration
of CAM (from 2000
to 2001); Head of U.S.
Citibank Funds
Administration of CAM
(from 1998 to 2000)

Kaprel Ozsolak	Chief Financial	Since	Vice President of	N/A	N/A
CAM	Officer and	2004	CGM; Chief Financial
125 Broad Street	Treasurer		Officer and Treasurer
11th Floor			of certain mutual
New York, NY 10004			funds associated with
DOB: 10/26/65			Citigroup; Controller
of certain mutual
funds associated with
Citigroup (from 2002
to 2004)

John G. Goode	Vice	Since	Managing Director of	N/A	N/A
CAM	President	1995	CGM; Chairman and
One Sansome Street	and		Chief Investment
36th Floor	Investment		Officer of Davis
San Francisco, CA 94104	Officer		Skaggs Investment
DOB: 10/10/44			Management, a
division of CAM
29 Security and Growth Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Andrew Beagley	Chief	Since	Director of CGM (since	N/A	N/A
CAM	Anti-Money	2002	2000); Director of
399 Park Avenue	Laundering		Compliance, North
4th Floor	Compliance		America, CAM (since
New York, NY 10022	Officer		2000); Chief Anti-
DOB: 10/9/62			Money Laundering
	Chief	Since	Compliance Officer,
	Compliance	2004	Chief Compliance
	Officer		Officer and Vice
President of certain
mutual funds
associated with
Citigroup; Director of
Compliance, Europe,
the Middle East and
Africa, Citigroup
Asset Management
(from 1999 to 2000);
Chief Compliance
Officer, SBFM, CFM,
TIA, Salomon Brothers
Asset Management
Limited, Smith Barney
Global Capital
Management Inc.,
Salomon Brothers
Asset Management
Asia Pacific Limited
(from 1997 to 1999)

Robert I. Frenkel	Secretary	Since	Managing Director	N/A	N/A
CAM	and Chief	2003	and General Counsel
300 First Stamford Place	Legal Officer		of Global Mutual
4th Floor			Funds for CAM and
Stamford, CT 06902			its predecessor (since
DOB: 12/12/54			1994); Secretary and
Chief Legal Officer
of mutual funds
associated with
Citigroup

————————
*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.
30 Security and Growth Fund | 2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Smith Barney Principal Return Fund — Security and Growth Fund during the taxable year ended November 30, 2004:

Record Date:	12/26/2003
Payable Date:	12/30/2003

Qualified Dividend Income for Individuals	13.68%

Dividends Qualifying for the Dividends Received Deduction for Corporations	16.09%

Interest from Federal Obligations	86.85%

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

31 Security and Growth Fund | 2004 Annual Report

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SECURITY AND GROWTH FUND

	TRUSTEES	INVESTMENT MANAGER
	Paul R. Ades	Smith Barney Fund Management LLC
Dwight B. Crane
	R. Jay Gerken, CFA	DISTRIBUTOR
	Chairman	Citigroup Global Markets Inc.
Frank Hubbard
	Jerome H. Miller	CUSTODIAN
	Ken Miller	State Street Bank
and Trust Company
OFFICERS
	R. Jay Gerken, CFA	TRANSFER AGENT
	President and	Citicorp Trust Bank, fsb.
	Chief Executive Officer	125 Broad Street, 11th Floor
New York, New York 10004
Andrew B. Shoup
	Senior Vice President and	SUB-TRANSFER AGENT
	Chief Administrative Officer	PFPC Inc.
P.O. Box 9699
	Kaprel Ozsolak	Providence, Rhode Island
	Chief Financial Officer	02940-9699
and Treasurer

John G. Goode
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Principal Return Fund

Security and Growth Fund

The Fund is a separate investment fund of the Smith Barney Principal Return Fund, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission;s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund — Security and Growth Fund, and is not for use with the general public.

SECURITY AND GROWTH FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund. Please read the prospectus carefully before investing.

©2004 Citigroup Global Markets Inc. Member NASD, SIPC

FD1052 1/05	04-7655

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight Crane, a Member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Principal Return Fund were $18,500 and $2,300 for the years ended 11/30/04 and 11/30/03.

(b)	Audit-Related Fees for the Smith Barney Principal Return Fund were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(c)	Tax Fees for Smith Barney Principal Return Fund of $2,300 and $2,300 for the years ended 11/30/04 and 11/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Principal Return Fund.

(d)	All Other Fees for Smith Barney Principal Return Fund of $0 and $0 for the years ended 11/30/04 and 11/30/03.

(e)	(1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Principal Return Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; Tax Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; and Other Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Principal Return Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Principal Return Fund were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(h)	Yes. The Smith Barney Principal Return Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Principal Return Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Principal Return Fund

By:    /s/ R. Jay Gerken
          R. Jay Gerken
          Chief Executive Officer of
          Smith Barney Principal Return Fund

Date:  February 7, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ R. Jay Gerken
          (R. Jay Gerken)
          Chief Executive Officer of
          Smith Barney Principal Return Fund

Date:  February 7, 2005

By:    /s/ Kaprel Ozsolak
          (Kaprel Ozsolak)
          Chief Financial Officer of
          Smith Barney Principal Return Fund

Date:  February 7, 2005